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                                                                   EXHIBIT 1

NUMBER                                                                    SHARES
                                    RAINTREE
                             ---------------------
                             HEALTHCARE CORPORATION
                             ----------------------

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                                    CUSIP
 IN CHICAGO, IL OR NEW YORK, NY                                   75101P104
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT



Is the record owner of





              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF


                        RAINTREE HEALTHCARE CORPORATION
--------------------------------------------------------------------------------

 (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ Nir E. Margalit                         /s/ Michael A. Jeffries
---------------------------                 -----------------------------
NIR E. MARGALIT                             MICHAEL A. JEFFRIES
SECRETARY                                   PRESIDENT




COUNTERSIGNED AND REGISTERED:
   NORWEST BANK MINNESOTA,
    NATIONAL ASSOCIATION

BY                       TRANSFER AGENT
                          AND REGISTRAR


                   AUTHORIZED SIGNATURE




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                        RAINTREE HEALTHCARE CORPORATION

     THE CORPORATION IS AUTHORIZED TO ISSUE STOCK IN ONE OR MORE CLASSES OR SERIES. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER WHO SO REQUESTS A STATEMENT AS TO THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTI0NS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -- as tenants in common

TEN ENT           -- as tenants by the entireties

JT TEN            -- as joint tenants with right of
                     survivorship and not as tenants
                     in common

UNIF GIFT MIN ACT --           Custodian
                     ----------         ----------
                       (Cust)            (Minor)
                     under Uniform Gifts to Minors
                     Act
                        --------------------------
                                 (State)
UNIF GIFT MIN ACT --     Custodian (until age    )
                     ----                    ----
                    (Cust)
                            under Uniform Transfers
                    --------
                     (Minor)
                    To Minors Act
                                 -------------------
                                      (State)

    Additional abbreviations may also be used though not in the above list.

For value received,             hereby sell, assign and transfer unto
                   ------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
  [                            ]

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------
                                   X
                                    --------------------------------------------

                                   X
                                    --------------------------------------------
                                    THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                        NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.